                                                                   EXHIBIT 10.43


                                INGRAM MICRO INC.

                           1998 EQUITY INCENTIVE PLAN



        SECTION 1. PURPOSE. The purposes of the Ingram Micro Inc. 1998 Equity Incentive Plan are to promote the interests of Ingram Micro Inc. and its shareowners by (i) attracting and retaining exceptional directors, executive personnel and other key employees of Micro and its Affiliates, as defined below;
(ii) motivating such employees and directors by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees and directors to participate in the long- term growth and financial success of Micro.

        SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

        "AFFILIATE" means (i) any entity that is, directly or indirectly, controlled by Micro and (ii) any other entity in which Micro has a significant equity interest or which has a significant equity interest in Micro, in either case as determined by the Committee.

        "AWARD" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or Other Stock-Based Award.

        "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

        "BOARD" means the Board of Directors of Micro.

        "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

        "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "Non-Employee Director" within the meaning of Rule 16b-3. Until otherwise determined by the Board, the Human Resources Committee or any successor or replacement thereof designated by the Board shall be the Committee under the Plan.

        "EMPLOYEE" means an employee of Micro or any Affiliate and any member of the Board.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        "EXECUTIVE OFFICER" means, at any time, an individual who is an executive officer of Micro within the meaning of Exchange Act Rule 3b-7 or who is an officer of Micro within the meaning of Exchange Act Rule 16a-1(f).

        "FAIR MARKET VALUE" means with respect to the Shares, as of any given date or dates, the reported closing price of a share of such class of common stock on such exchange or market as is the principal trading market for such class of common stock. If such class of common stock is not traded on an exchange or principal trading market on such date, the fair market value of a Share shall be determined by the Committee in good faith taking into account as appropriate recent sales of the Shares, recent valuations of the Shares, the lack of liquidity of the Shares, the fact that the Shares may represent a minority interest and such other factors as the Committee shall in its discretion deem relevant or appropriate.

        "INCENTIVE STOCK OPTION" means a right to purchase Shares from Micro that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        "MICRO" means Ingram Micro Inc., a Delaware corporation, together with any successor thereto.

        "NON-QUALIFIED STOCK OPTION" means a right to purchase Shares from Micro that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

        "OPTION" means an Incentive Stock Option or a Non-Qualified Stock
Option.

        "OTHER STOCK-BASED AWARD" means any right granted under Section 10 of the Plan.

        "PARTICIPANT" means any Employee selected by the Committee to receive an Award under the Plan (and to the extent applicable, any heirs or legal representatives thereof).

        "PERFORMANCE AWARD" means any right granted under Section 9 of the Plan.

        "PERSON" means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

        "PLAN" means this Ingram Micro Inc. 1998 Equity Incentive Plan.

        "RESTRICTED STOCK" means any Shares granted under Section 8 of the Plan.

        "RESTRICTED STOCK UNIT" means any unit granted under Section 8 of the Plan.

        "RULE 16b-3" means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

        "SEC" means the Securities and Exchange Commission or any successor thereto.

        "SHARES" means shares of Class A common stock, $.01 par value, of Micro or such other securities as may be designated by the Committee from time to time.

        "STOCK APPRECIATION RIGHT" means any right granted under Section 7 of the Plan.

        "SUB-PLAN" means any sub-plan or sub-plans adopted by the Committee under Section 14(q) hereof.

        "SUBSTITUTE AWARDS" means Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by Micro or with which Micro combines.

        SECTION 3. ADMINISTRATION.

        (a) AUTHORITY OF COMMITTEE. The Plan shall be administered by the Committee. Subject to the terms of the Plan, applicable law and contractual restrictions affecting Micro, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award and Award Agreement; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (x) adopt and administer one or more Sub-Plans. Without limiting the foregoing, the Committee may impose such conditions with respect to the exercise and/or settlement of any Awards, including without limitation, any relating to the application of Federal or state securities laws or the laws, rules or regulations of any jurisdiction outside the United States, as it may deem necessary or advisable.

        (b) COMMITTEE DISCRETION BINDING. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including Micro, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

        SECTION 4. SHARES AVAILABLE FOR AWARDS.

        (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b) and 4(c), the number of Shares with respect to which Awards may be granted under the Plan and all Sub-Plans shall be 15,000,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall, in the calendar year in which such settlement, forfeiture, termination or cancellation occurs, again become Shares with respect to which Awards may be granted unless any dividends have been paid thereon prior to such settlement, forfeiture, termination or cancellation. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no Employee of Micro may receive Awards under the Plan in any calendar year that relate to more than 500,000 Shares.

        (b) ADJUSTMENTS. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of Micro, issuance of warrants or other rights to purchase Shares or other securities of Micro, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares of Micro (or number and kind of other securities or property) with respect to which Awards may thereafter be granted, (ii) the number of Shares or other securities of Micro (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that except to the extent deemed desirable by the Committee (A) with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended, and (B) with respect to any Award no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

        (c) SUBSTITUTE AWARDS. Any Shares underlying Substitute Awards shall not, except in the case of Shares with respect to which Substitute Awards are granted to Employees who are officers or directors of Micro for purposes of
Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

        (d) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

        SECTION 5. ELIGIBILITY. Any Employee, including any officer or employee-director of Micro or any Affiliate, and any member of the Board, shall be eligible to be designated a Participant.

        SECTION 6. STOCK OPTIONS.

        (a) GRANT. Subject to the provisions of the Plan and contractual restrictions affecting Micro, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

        (b) EXERCISE PRICE. The Committee in its sole discretion shall establish the exercise price at the time each Option is granted.

        (c) EXERCISE. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter.

        (d) PAYMENT. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by Micro. Such payment may be made: (i) in cash; (ii) in Shares already owned by the Participant (the value of such Shares shall be their Fair Market Value on the date of exercise); (iii) by a combination of cash and Shares; (iv) if approved by the Committee, in accordance with a cashless exercise program under which either (A) if so instructed by the Participant, Shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or (B) Shares may be issued by Micro to a Participant's broker or dealer in consideration of such broker's or dealer's irrevocable commitment to pay to Micro that portion of the proceeds from the sale of such Shares that is equal to the exercise price of the Option(s) relating to such Shares, or (v) in such other manner as permitted by the Committee at the time of grant or thereafter.

        SECTION 7. STOCK APPRECIATION RIGHTS.

        (a) GRANT. Subject to the provisions of the Plan and contractual restrictions affecting Micro, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant and shall have a grant price as determined by the Committee on the date of grant.

        (b) EXERCISE AND PAYMENT. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

        (c) OTHER TERMS AND CONDITIONS. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

        SECTION 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        (a) GRANT. Subject to the provisions of the Plan and contractual provisions affecting Micro, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to Micro, and the other terms and conditions of such Awards.

        (b) PAYMENT. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities, or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement.

        (c) DIVIDENDS AND DISTRIBUTIONS. Dividends and other distributions paid on or in respect of any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

        SECTION 9. PERFORMANCE AWARDS.

        (a) GRANT. Subject to the provisions of the Plan and contractual provisions affecting Micro, the Committee shall have sole and complete authority to determine the Employees who shall receive a "Performance Award", which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

        (b) TERMS AND CONDITIONS. Subject to the terms of the Plan, any contractual provisions affecting Micro and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

        (c) PAYMENT OF PERFORMANCE AWARDS. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or in accordance with procedures established by the Committee, on a deferred basis.

        SECTION 10. OTHER STOCK-BASED AWARDS. The Committee shall have authority to grant to eligible Employees an "Other Stock-Based Award", which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply with applicable law, and to the extent deemed desirable by the Committee, with Rule 16b-3. Subject to the terms of the Plan, any contractual provisions affecting Micro and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

        SECTION 11. TERMINATION OR SUSPENSION OF EMPLOYMENT OR SERVICE.

        The following provisions shall apply in the event of the Participant's termination of employment or service unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

        (a) NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. (i) Termination of Employment or Service. (A) Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if the Participant's employment or service with Micro or its Affiliates is terminated for any reason other than death, disability, or retirement, the Participant's right to exercise any Non-Qualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, on the earlier of (x) the sixtieth day following such termination of employment or service or (y) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of employment or services. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of such termination of employment or service and shall not have been exercised.

        (b) Notwithstanding any of the provisions of Section 11(a)(i)(A), in respect of a Participant employed outside the United States, such Participant's right to exercise any Non-Qualified Stock Option and Stock Appreciation Rights shall terminate and such Option or Stock Appreciation Right shall expire and lapse, on the earlier of (x) the sixtieth day following the first to occur of the time (1) such Participant's employer gives notice to the Participant of termination of Participant's employment, or (2) such Participant gives notice to such Participant's employer to terminate Participant's employment, or (3) if no such notice is given, on the date Participant's employment is terminated (whichever the first to occur of (1), (2) or (3) collectively, "Notice/Termination") or (y) the date such Option or Stock Appreciation Right would have expired had it not been for the Notice/Termination. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of Notice/Termination and shall not have been exercised. Any such Participant shall not be entitled, and by applying for or accepting the grant of any Non-Qualified Stock Option or Stock Appreciation Right, shall be deemed irrevocably to have waived any entitlement, by way of compensation for loss of office or damages for breach of contract or otherwise howsoever to any sum or other benefit to compensate for the loss of any rights under the Plan.

            (ii) DEATH. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if the Participant's employment or service with Micro or its Affiliates is terminated by reason of death all then non-exercisable Non-Qualified Stock Options and Stock Appreciation Rights held by such Participant shall be immediately exercisable and the Participant or his successor shall have the right to exercise any Non-Qualified Stock Option or Stock Appreciation Right during the one year period following such termination of employment or service, but in no event shall such Option or Stock Appreciation Right be exercisable later than the date the Option or Stock Appreciation Right would have expired had it not been for the termination of such employment or service.

            (iii) DISABILITY. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if the Participant's employment or service with Micro or its Affiliates is terminated by reason of disability, all then non-exercisable Non-Qualified Stock Options and Stock Appreciation Rights held by such Participant shall continue to vest pursuant to the vesting schedule in effect on the date of disability and the Participant shall have the right to exercise such Non-Qualified Stock Option or Stock Appreciation Right through the one year period following the last vesting date, but in no event shall such Option or Stock Appreciation Right be exercisable later than the date the Option or Stock Appreciation Right would have expired had it not been for the termination of such employment or service. The meaning of the term "disability" shall be determined by the Committee.

            (iv) RETIREMENT. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if the Participant's employment or service with Micro or its Affiliates is terminated by reason of retirement, the Participant shall have the right to exercise any Non- Qualified Stock Option or Stock Appreciation Right exercisable on the retirement date during the one year period following such termination of employment or service, but in no event shall such option be exercisable later than the date the Option or Stock Appreciation Right would have expired had it not been for the termination of such employment or service. The meaning of the term "retirement" shall be determined by the Committee.

            (v) ACCELERATION OR EXTENSION OF EXERCISABILITY. Notwithstanding the foregoing, the Committee may, in its discretion, provide at any time (A) that an Option or Stock Appreciation Right granted to a Participant may terminate at a date earlier than that set forth above, (B) that an Option or Stock Appreciation Right granted to a Participant may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option or Stock Appreciation Right would have expired had it not been for the termination of the Participant's employment or service and (C) that an Option or Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interests of Micro.

        (b) INCENTIVE STOCK OPTIONS AND RELATED STOCK APPRECIATION RIGHTS.

            (i) TERMINATION OF EMPLOYMENT OR SERVICE. (A) Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if the Participant's employment or service with Micro or its Affiliates is terminated for any reason other than death, disability, or retirement, the Participant's right to exercise any Incentive Stock Option or related Stock Appreciation Right shall terminate, and such Option or related Stock Appreciation Right shall expire, on the earlier of (x) the ninetieth day following such termination of employment or service or (y) the date such Option or related Stock Appreciation Right would have expired had it not been for the termination of employment or services. The Participant shall have the right to exercise such Option or related Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of such termination of employment or service and shall not have been exercised.

               (B) Notwithstanding any of the provisions of Section 11(b)(i)(A), in respect of a Participant employed outside the United States, such Participant's right to exercise any Incentive Stock Option and related Stock Appreciation Rights shall terminate and such Option and related Stock Appreciation Right shall expire and lapse, on the earlier of (x) the ninetieth day following Notice/Termination or (y) the date such Option and related Stock Appreciation Right would have expired had it not been for the Notice/Termination. The Participant shall have the right to exercise such Option and related Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of Notice/Termination and shall not have been exercised. Any such Participant shall not be entitled, and by applying for or accepting the grant of any Incentive Stock Option, whether or not in conjunction with a Stock Appreciation Right, shall be deemed irrevocably to have waived any entitlement, by way of compensation for loss of office or damages for breach of contract or otherwise howsoever to any sum or other benefit to compensate for the loss of any rights under the Plan.

            (ii) DEATH, DISABILITY OR RETIREMENT. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if the Participant's employment or service with Micro or its Affiliates is terminated by reason of death, disability or retirement, the Participant or his successor (if employment or service is terminated by death) shall have the right to exercise any exercisable Incentive Stock Option or related Stock Appreciation Right during the 90 day period following such termination of employment or service, but in no event shall such option be exercisable later than the date the Incentive Stock Option would have expired had it not been for the termination of such employment or services. To the extent such Incentive Stock Option or related Stock Appreciation Right is not exercised prior to the termination of such 90 day period, the unexercised balance of such Option automatically will be deemed a Non-Qualified Stock Option, and such Option and related Stock Appreciation Right will vest and be exercisable as provided in Section 11(a)(ii), (iii) or (iv), hereof, as the case may be, but in no event shall such Option or related Stock Appreciation Right be exercisable later than the date the Option or related Stock Appreciation Right would have expired had it not been for the termination of such employment or service, provided that in the event that the Participant dies in such 90-day period the Option will continue to be an Incentive Stock Option to the extent provided by
        Section 421 or Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

            (iii) ACCELERATION OR EXTENSION OF EXERCISABILITY. Notwithstanding the foregoing, the Committee may, in its discretion, provide at any time
        (A) that an Option and related Stock Appreciation Right granted to a Participant may terminate at a date earlier than that set forth above,
        (B) that an Option and related Stock Appreciation Right granted to a Participant may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option and related Stock Appreciation Right would have expired had it not been for the termination of the Participant's employment or service and (C) that an Option and related Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interests of Micro.

       (c) RESTRICTED STOCK.

            (i) Except as otherwise determined by the Committee at the time of grant or as required to comply with applicable law, upon termination of employment or service for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by Micro at the price (if any) paid by the Participant for such Restricted Stock; provided that, except as the Committee may at any time otherwise provide, in the event of Participant's retirement, disability, or death such Restricted Stock shall be subject to forfeiture and/or vesting as provided in Section 11(a)(ii), (iii) and (iv) hereof, as the case may be. In cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of Micro, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock. Any time spent by a Participant in the status of "leave without pay" shall extend the period otherwise required for purposes of determining the extent to which any Award or portion thereof has vested or otherwise become exercisable or nonforfeitable.

            (ii) In the case of a Participant employed outside the United States, except to the extent (if any) provided in the Plan in the case of termination of such Participant's employment by reason of death, disability or retirement, any rights of such Participant relating to Restricted Stock and Restricted Stock Units or Performance Awards or Other Stock Based- Awards shall lapse and no longer be capable of exercise at the time when such Participant's employer gives notice to the Participant or, at the time when the Participant gives notice to such Participant's employer to terminate his employment or, if no such notice is given, at the time when his employment is terminated. Any such Participant shall not be entitled, and by applying for or accepting any such Award or accepting the same he shall be deemed irrevocably to have waived any entitlement, by way of compensation for loss of office or damages for breach of contract or otherwise howsoever to any sum or other benefit to compensate for the loss of any rights under the Plan.

        (d) Except as the Committee may otherwise determine, for purposes hereof any termination of a Participant's employment or service for any reason shall occur on the date Participant ceases to perform services for Micro or any Affiliate without regard to whether Participant continues thereafter to receive any compensatory payments therefrom or is paid salary thereby in lieu of notice of termination or, with respect to a member of the Board who is not also an employee of Micro or any Affiliate, the date such Participant is no longer a member of the Board.

        SECTION 12. MERGER. In the event of a merger of Micro with or into another corporation, each outstanding Award may be assumed or an equivalent award may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, an Award is not assumed or substituted, the Award shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

        SECTION 13. AMENDMENT AND TERMINATION.

        (a) AMENDMENTS TO THE PLAN. The Board may terminate or discontinue the Plan at any time and the Board or the Committee may amend or alter the Plan or any portion thereof at any time; provided that no such amendment, alteration, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, for which or with which the Board or the Committee deems it necessary or desirable to qualify or comply.

        (b) AMENDMENTS TO AWARDS. Subject to the terms of the Plan and applicable law, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

        (c) CANCELLATION. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

        SECTION 14. GENERAL PROVISIONS.

        (a) DIVIDEND EQUIVALENTS. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

        (b) NONTRANSFERABILITY. (i) Except as provided in subsection (ii) below, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution.

            (ii) Notwithstanding subsection (i) above, the Committee may determine that an Award may be transferred by a Participant to one or more members of the Participant's immediate family, to a partnership of which the only partners are members of the Participant's immediate family, or to a trust established by the Participant for the benefit of one or more members of the Participant's immediate family. For this purpose, immediate family means the Participant's spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this subsection (ii) may not further transfer an Award. An Award transferred pursuant to this subsection shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of Section 11 relating to the effect on the Award of the death, retirement or termination of employment of the Participant, and shall be subject to such other rules as the Committee shall determine.

        (c) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

        (d) SHARE CERTIFICATES. All certificates for Shares or other securities of Micro or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any stock exchange upon which such Shares or other securities are then listed and any applicable Federal, state or foreign laws or rules or regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (e) WITHHOLDING. A Participant may be required to pay to Micro or any Affiliate, and Micro or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of Micro to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from any such grant, lapse, vesting, or exercise of any Award.

        (f) AWARD AGREEMENTS. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

        (g) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent Micro or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

        (h) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of Micro or any Affiliate. Further, Micro or an Affiliate may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

        (i) RIGHTS AS A STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be issued under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

        (j) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

        (k) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

        (l) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation, whether domestic or foreign, or entitle Micro to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to Micro by a Participant in connection therewith shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of Micro, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the Federal securities laws and any other laws, whether domestic or foreign, to which such offer, if made, would be subject.

        (m) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Micro or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from Micro or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Micro or any Affiliate.

        (n) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

        (o) TRANSFER RESTRICTIONS. Shares acquired hereunder may not be sold, assigned, transferred, pledged or otherwise disposed of, except as provided in the Plan or the applicable Award Agreement.

        (p) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        (q) SUB-PLANS. Subject to the terms hereof, the Committee may from time to time adopt one or more Sub-Plans and grant Awards thereunder as it shall deem necessary or appropriate in its sole discretion in order that Awards may comply with the laws, rules or regulations of any jurisdiction; provided, however, that neither the terms of any Sub-Plan nor Awards thereunder shall be inconsistent with the Plan.

        SECTION 15. TERM OF THE PLAN.

        (a) EFFECTIVE DATE. The Plan shall be effective as of February 1, 1998, subject to approval by the shareowners of Micro. Awards may be granted hereunder prior to such shareowner approval subject in all cases, however, to such approval.

        (b) EXPIRATION DATE. No Award shall be granted under the Plan after January 31, 2008. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.